Exhibit 99.2

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[LOGO]

INVESTOR PRESENTATION

(AMEX: IED)

August 8, 2005

[GRAPHIC]

[LOGO]

Cautionary Statements

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of INVESTools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment adviser or otherwise a provider investment advice or investment recommendations.

Disclosure of Non-GAAP Financial Measures

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein.

INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “pro forma operating cash flow” as a valuable representation of the Company’s operating performance. Pro forma operating cash flow is defined as net income (loss) plus depreciation and amortization, other non-cash items and the net change in deferred revenue.

The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time.

These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements.

Investor Overview

Industry: Investor Education Services

Founded: 1983

	Q2-05		2004
GAAP Revenue	$34.2 million		$96.9 million
Sales Transaction Volume	$45.7 million		$122.6 million
Employees	510		375
Cash, Marketable Securities & Restricted Cash	$19.5 million		$26.8 million
Debt	$0.7 million		$0 million
Market Capitalization	$156.7 million		$153.0 million
Enterprise Value / Trailing GAAP Revenue	1.2	x	1.3	x
Enterprise Value / Trailing Sales Transaction Volume	0.9	x	1.0	x

•                  Q2-05 data as of June 30, 2005; 2004 data as of December 31, 2004.

•                  For a reconciliation of GAAP revenue to sales transaction volume refer to Slide 21.

•                  Debt reflects a capital lease obligation.

•                  Enterprise value is defined as market capitalization less cash, marketable securities and restricted cash.

•                  Trailing GAAP revenue and trailing sales transaction volume are based on trailing four quarters.

Company Overview

Mission

To empower individual investors to achieve their unfulfilled financial goals anytime, anywhere by using the INVESTools Method™ live, distance or online, establishing it as the most widely recognized, adopted and endorsed approach to investor education

INVESTools Method

A unique integration of a disciplined investing process, web-based tools, personalized instruction and support, all designed to ensure alumni success

•   INVESTools has approximately 182,000 graduates; and

•   Nearly 73,000 subscribers(1) to its websites

(1)          Includes approximately 4,500 subsrcribers to Prophet.Net.

•                  Data as of June 30, 2005.

Potential Student Market Size

[GRAPHIC]

53 million households
own equities

[GRAPHIC]

32 million households
do not rely on brokers for primary advice

[GRAPHIC]

10 million households
actively seek out investment information

INVESTools Minimum Market Opportunity - 20 Million Households

Sources:

• ICI/SIA – Equity Ownership in America, 2002.

• Internal Markitecture Research, January 20-25, 2005.

INVESTools Student Demographic

•                  78% Male 22% Female

•                  Average Household Income ~$125K

•                  42% have Incomes >$100K

•                  Average Combined Investment and Retirement Accounts >$700K

•                  Average Age < 50 Years Old

•                  76% are College Graduates

•                  77% are Married

•                  93% Own their Own Home

[GRAPHIC]

• Source: Internal Markitecture Research, May 25, 2004.

Diversified Distribution Channels to Gain Market Share

INVESTools Investor Education:	[LOGO]
• Since inception approximately 57,600(1) graduates

Prophet.Net	[LOGO]
• Acquired in January 2005
• Nearly 4,500 subscribers

Success Magazine Investor Education (Peter Lowe):	[LOGO]
• Launched in 1999
• Since inception approximately 81,800(2) graduates

BusinessWeek Investor Education:	[LOGO]
• Launched in November 2001
• Since inception approximately 25,900(2) graduates

Money in Training (MIT):	[LOGO]
• Launched in 1999
• Since inception approximately 23,200 graduates

(1)  Subject to transition agreement effective May 2, 2005, CNBC graduates are included in INVESTools total graduates.

(2)  6,900 graduates included in BusinessWeek were also included in Peter Lowe graduate numbers in 2003 due to combined events.

•                  Data as of June 30, 2005.

Expanded Best of Breed Tools and Services

Investor Toolbox	[GRAPHIC]	[GRAPHIC]
Interprets and organizes complex financial information and critical technical indicators for investors in a very user-friendly way.

[LOGO]

The Web’s premier provider of advanced charting technology; rated #1 by Barron’s since 2001 and a “Forbes’ Favorite” since 1999.	[LOGO]	[LOGO]	[LOGO]

Enables students to trade stocks and options directly through InvestorToolbox. Complements INVESTools’ stock, option and currency continuing education courses.	[LOGO]	[LOGO]

INVESTools developed its “INVESTools Currency Trader” based on RefcoFx’s technology.	[LOGO]

Student Life Cycle

4 Weeks	2 – 8 Weeks	3 Months	Lifetime

Acquisition	Fulfillment	Retention	Continuing Education & Support

Preview Event	Workshop	Renewal	Alumni

Direct Mail	Materials Shipped	Outbound Calls	Investor Toolbox Subscription

Radio	Coaching	Ongoing Support	Graduate Programs

Print	Online Learning	Database Marketing	Advanced Coursework

Online			Online Learning

DRTV			Database Marketing

Impact of New Relationships and Initiatives

Acquisition	Fulfillment	Retention	Continuing Education & Support
Media	New Product Development

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	Online
Direct Response TV
Acquired January 2005	[GRAPHIC]
[GRAPHIC]	[GRAPHIC]	• Enables advanced
course development	• eToolbox Development
Product / Program Development	• 4,500 subscribers

[GRAPHIC]
Online Advertising	New Brokerage Services	[GRAPHIC]

[GRAPHIC]	[GRAPHIC]
• Leading electronic trading and brokerage services for active traders	• Leading online currency data & brokerage services	• eToolbox Delivery
[GRAPHIC]
• Leading online discount brokerage

Learning Formats

Education Designed Around the Needs of Each Student

Learning Formats
	Preview Events	Workshops	Home Study	Coaching	Ongoing Support	Online (New in 2005)
Course Offerings

5-Step Investing Formula	X	X	X	X	X	X
Basic Options		X	X	X	X	X
Advanced Options		X	X	X	X
Advanced Technical Analysis		X	X	X	X
INVESTools Currency Trader (New in 2005)	X	X	X	X	X	X
Active Investing for Stocks (New in 2005)		X	X	X
Active Investing for Options (New in 2005)		X		X	X
Active Investing for Currencies (New in 2005)		X		X	X

[GRAPHIC]

Continuing Education Programs

•                  Prerequisite for All Continuing Education Programs Is the 5-step Investing Formula Course

•                  Advanced Students May Purchase Components of Continuing Education Programs at Higher Prices

New in 2005

[GRAPHIC]

Key Features

4 Days of Intensive Training

High Teacher-to-Student Ratio

Paper Trading in Real time

Trading Theory and Practical Application

Each Program Includes:

4 Days Live Workshop

6 Month Prophet Patterns Access

or

6 Month INVESTools Currency Trader Access

6 Month Active Investor Talk Subscription

Active Investing

Stocks

$8,999

Active Investing

Options

$8,999

Active Investing

Currencies

$8,999

Bundled Price*

$18,999

[GRAPHIC]

Advanced Technical Analysis Workshop
Advanced Technical Analysis Home Study
6 Advanced Technical Analysis Coaching Sessions
Advanced Options Workshop
Advanced Options Home Study
6 Advanced Options Coaching Sessions
3 Day Live Advanced Training
1 Year Additional Investor Toolbox Access (2 Years Total)
1 Year Additional Hotline Access (2 Years Total)
1 Year Additional VIP Pass for
Basic, Advanced & Alumni Workshops (2 Years Total)

+

Basic Options Workshop
Advanced Options Home Study
3 Bonus Options Coaching Sessions
3 Bonus Stock Coaching Sessions
6 Month Additional Investor Toolbox Access
6 Month Additional Hotline Access
1 Year VIP Pass for Basic, Advanced & Alumni Workshops

[GRAPHIC]

Basic Options Workshop
Advanced Options Home Study
3 Bonus Options Coaching Sessions
3 Bonus Stock Coaching Sessions
6 Month Additional Investor Toolbox Access (1 Year Total)
6 Month Additional Hotline Access (1 Year Total)
1 Year VIP Pass for Basic, Advanced & Alumni Workshops

[GRAPHIC]

	+	+

6 5-Step Investing Formula Coaching Sessions Basic Options Home Study 6 Basic Options Coaching Sessions 6 Month Hotline Access	6 5-Step Investing Formula Coaching Sessions Basic Options Home Study 6 Basic Options Coaching Sessions 6 Month Hotline Access	6 5-Step Investing Formula Coaching Sessions Basic Options Home Study 6 Basic Options Coaching Sessions 6 Month Hotline Access

+	+	+

5-Step Investing Formula Workshop 5-Step Investing Formula Home Study 6 Month Initial Investor Toolbox Access	5-Step Investing Formula Workshop 5-Step Investing Formula Home Study 6 Month Initial Investor Toolbox Access	5-Step Investing Formula Workshop 5-Step Investing Formula Home Study 6 Month Initial Investor Toolbox Access

Price Range* $3,999 - $4,999	Price Range* $8,999 - $10,999	Price Range* $19,999 - $21,999

*Depending on brand, content available to students may vary (i.e., length of workshop or home study course, number of coaching sessions and access to certain Investor Toolbox features).

New Initiatives Continue to Grow

•              INVESTools Brand Expansion Continues

•                  INVESTools Branded Revenue from DRTV Increased Substantially in Q2

•                  Continued Ramp in the Number of Events

•                  INVESTools Branded Revenue Increased as a Percentage of Total Revenue in the Quarter

New Initiatives Support Diversification of Revenue

•                  Active Investing Series, including Prophet Patterns Subscription

•                  INVESTools Currency Trader

•                  Database Marketing of Continuing Education Products

•                  “Direct to Back End” Sales

[GRAPHIC]

[GRAPHIC]

Online Investor Education

•              Online Marketing, Sales and Transaction Capability Launches in Q3 2005

•                  New www.INVESTools.com Marketing Site

•                  Marketing, Sales and Fulfillment via Site

•                  Engage Prospects and Cultivate Leads

•                  Generate Leads Online

•                  Search Engine Optimization

•                  Online Direct Marketing

•                  Cost Per Acquisition Partnerships

•                  Ability to Sell and Fulfill Anytime, Anywhere

•              First Online Course Launch in Q3 2005

•                  Move Course Content Online

•                  Add Interactivity to Improve the Experience

•                  Reduce Cost of Fulfillment

•           Re-architect and Update the Investor Toolbox (Early 2006)

•                  Upgraded, Flexible, Scalable Toolbox Leveraging Prophet.Net Platform

•                  Integrate with Online Course and Financial Services Partners

•                  Create Different Service and Support Levels

[GRAPHIC]

Most Widely Adopted Approach to Investor Education

Growing Graduate Base

Annual	Quarterly

[CHART]	[CHART]

Total Graduates: 182,271

Workshop Upsell Mix & Upsell Rate

[CHART]

Note:

Upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales floors. Although overall upsell rates declined slightly, revenue increased with the introduction of P.H.D. As a result, overall upsell rates increased as the Company more suitably balanced sales to address particular customer needs.

Revenue and Sales Transaction Volume Growth

Annual

[CHART]

Quarterly

[CHART]

• For a reconciliation of of GAAP revenue to sales transaction volume refer to Slide 21.

• Quarterly Chart : Q1-04 includes $0.6 million of acquired non-cash deferred revenue.

• Quarterly Chart: Q2-05 additions to deferred revenue was $31.1 million with recognition into income of $19.5 million resulting in a net change in deferred of $11.6 million.

Continuing Education Sales Transaction Volume Growth

[CHART]

Acquisition	Fulfillment	Retention

Workshops	Coaching	Home Studies
Coaching	Advanced Courses	Coaching
Initial Web Subscription	Web Subscription Renewals	Web Subscription Renewals
Alumni Events

• Data reflects deferred revenue for the investor education business segment only.

• Acquisition sales recorded as revenue by co-marketing partners in restructured agreements.

Growing Active Subscriber Base

[CHART]

• 2005 quarterly numbers include Prophet.Net subscribers.

Statement of Operations and Pro Forma Operating Cash Flow

	As Restated
($in thousands)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	YTD 2005

Total sales transaction volume	$25,938	$30,129	$30,195	$36,360	$122,622	$41,891	$45,734	$87,625
Change in deferred revenue	(2,719)	(4,989)	(6,305)	(11,440)	(25,453)	(11,267)	(11,572)	(22,839)
GAAP Revenue	$23,219	$25,140	$23,890	$24,920	$97,169	$30,624	$34,162	$64,786
Costs and expenses:
Cost of revenue	13,310	15,876	14,865	20,633	64,684	25,095	24,737	49,832
Selling expense	5,397	6,025	7,213	5,727	24,362	8,595	9,283	17,878
General and administrative expense	4,481	4,697	5,061	4,710	18,949	6,353	6,435	12,788
Special charges	227	165	12	680	1,084	—	40	40
Total costs and expenses	23,415	26,763	27,151	31,750	109,079	40,043	40,495	80,538
Loss from operations	(196)	(1,623)	(3,261)	(6,830)	(11,910)	(9,419)	(6,333)	(15,752)

Other income (expense):
Gain (loss) on sale of assets and other, net	(18)	(56)	(5)	2	(77)	—	(117)	(117)
Interest income (expense)	43	60	49	116	268	121	190	311
Total other income (expense)	25	4	44	118	191	121	73	194

Net loss before income tax expense	(171)	(1,619)	(3,217)	(6,712)	(11,719)	(9,298)	(6,260)	(15,558)
Income tax expense	3	—	—	5	8	5	—	5
Net loss	$(174)	$(1,619)	$(3,217)	$(6,717)	$(11,727)	$(9,303)	$(6,260)	$(15,563)

Net loss per common share - basic and diluted	$(0.00)	$(0.04)	$(0.07)	$(0.15)	$(0.26)	$(0.21)	$(0.14)	$(0.35)
Weighted average common shares outstanding	44,578	45,329	45,311	44,958	44,990	44,971	45,008	44,954

	As Restated
($in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1 2005	Q2 2005	YTD 2005

GAAP net loss	$(0.2)	$(1.6)	$(3.2)	$(6.7)	$(11.7)	$(9.3)	$(6.3)	$(15.6)
Add:
Depreciation and amortization	0.2	0.2	0.2	0.4	1.0	0.5	0.7	1.2
Other non-cash items	0.4	0.4	0.5	1.2	2.5	0.6	0.8	1.4
Net change in deferred revenue	3.1	5.1	6.1	11.0	25.3	11.0	11.6	22.6
Pro forma operating cash flow	$3.5	$4.1	$3.6	$5.9	$17.1	$2.8	$6.8	$9.6

Sales Transaction Volume and Revenue Breakout by Quarter

	As Restated
($in thousands)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	YTD 2005

Initial education
Workshops	$6,708	$5,100	$4,247	$1,852	$17,907	$3,819	$4,260	$8,079
One-on-one coaching	1,661	1,003	1,507	1,720	5,891	114	136	250
Home study	1,857	1,292	1,003	505	4,657	453	872	1,325
Initial web time	1,172	948	794	644	3,558	722	731	1,453
Initial education sales transaction volume	11,398	8,343	7,551	4,721	32,013	5,108	5,999	11,107

Continuing education
Workshops	$2,374	$3,470	$3,585	$5,467	$14,896	$7,439	$7,653	$15,092
One-on-one coaching	5,414	6,951	7,361	12,249	31,975	17,090	19,799	36,889
Home study	1,324	3,411	3,439	5,112	13,286	5,568	5,290	10,858
Renewals	4,455	6,534	6,356	6,555	23,900	5,225	5,686	10,911
Other revenue	973	1,420	1,903	2,256	6,552	1,461	1,307	2,768
Continuing education sales transaction volume	14,540	21,786	22,644	31,639	90,609	36,783	39,735	76,518

Total sales transaction volume	25,938	30,129	30,195	36,360	122,622	41,891	45,734	87,625
Change in deferred revenue	(2,719)	(4,989)	(6,305)	(11,440)	(25,453)	(11,267)	(11,572)	(22,839)
Total revenue	$23,219	$25,140	$23,890	$24,920	$97,169	$30,624	$34,162	$64,786

Initial education sales transaction volume	$11,398	$8,343	$7,551	$4,721	$32,013	$5,108	$5,999	$11,107
% of total sales transaction volume	44%	28%	25%	13%	26%	12%	13%	13%

Continuing education sales transaction volume	$14,540	$21,786	$22,644	$31,639	$90,609	$36,783	$39,735	$76,518
% of total sales transaction volume	56%	72%	75%	87%	74%	88%	87%	87%

Note:

The Company has reclassified certain amounts to different categories to be more reflective of the method in which the education is consumed by the student. Certain amounts related to advanced product workshops were reclassified from home study products to workshops and initial subscriptions were reclassified into their own category from workshops. Prior year amounts have been reclassified to conform to the current period’s presentation.

Select Financial Data

($in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	YTD 2005

Cash flow and balance sheet items:
GAAP cash flow provided from operating activities	$5.0	$1.4	$4.0	$7.0	$17.4	$3.6	$0.9	$4.5
Cash, restricted cash and marketable securities	$17.5	$18.5	$21.0	$26.8	$26.8	$20.4	$19.5	$19.5
Deferred revenue balance (a)	$18.1	$23.2	$29.3	$40.4	$40.4	$51.6	$63.1	$63.1

(a) Deferred revenue balance for 2004 is as restated.

($in millions)	Q1-04	Q2-04	Q3-04	Q4-04	2004	Q1-05	Q2-05	YTD 2005

Capital expenditure detail:
Leasehold improvements	$—	$—	$—	$0.1	$0.1	$0.9	$1.5	$2.4
Online initiatives	—	—	0.1	0.0	0.1	0.8	1.2	2.0
Other	0.2	0.2	0.3	0.5	1.2	0.3	0.1	0.4
Total	$0.2	$0.2	$0.4	$0.6	$1.4	$2.0	$2.8	$4.8